Putnam
Investment
Grade
Municipal
Trust III

SEMIANNUAL REPORT

April 30, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "In today's low interest-rate environment, maintaining the fund's competitive yield is our number one priority. We've developed tools to more precisely manage the current and future income stream. However, in a market with downside risk, we're also balancing the need for sustainable income with the need for total return in order to build net asset value."

                         -- Richard P. Wyke, fund manager
                            Putnam Investment Grade Municipal Trust III

* "Surging tax revenues in most states help bolster municipal credit bond ratings. Standard & Poor's says the number of rating upgrades in this year's first quarter was more than nine times the number of downgrades."

                         -- The Wall Street Journal, April 8, 1998

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

10 Portfolio holdings

14 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The fragility of market rallies was clearly demonstrated once again as Putnam Investment Grade Municipal Trust III approached the first half of fiscal 1998. The suggestion that the Federal Reserve Board might be assuming a more cautious stance on inflation was enough to stop the bond market's most recent advance in its tracks.

One consequence of this turnabout was a slight erosion in total return for the period. Fund Manager Richard Wyke considers the development merely a minor setback; he remains confident that the fundamentals -- strong demand, attractive value -- remain in place.

In this volatile environment, Rick continues to focus on maintaining a high level of current tax-free income, consistent with capital preservation. In the following report, he discusses his strategy during the six months ended April 30, 1998, and looks at prospects for the fiscal year's second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 17, 1998



Report from the Fund Manager
Richard P. Wyke

Without the drama played out almost every day in the stock market, the $1.3 trillion municipal bond market has become very attractively priced relative to the Treasury market -- a state of affairs that hasn't occurred since the flat-tax scare of 1996. Municipal bonds (as represented by 30-year insured municipals) are now offering almost 90% of the yield of long-term Treasury bonds. Since the typical level is 84%, the current percentage makes municipal prices remarkably low.

During the year, the Federal Reserve Board has remained on the sidelines in deference to the noninflationary economic environment and fears of the eventual impact of Asia's troubles on the United States. Within this relatively tranquil, yet cautious environment, Putnam Investment Grade Municipal Trust III has delivered what it has promised to shareholders: a steady stream of income exempt from federal taxes along with relatively low share price volatility. Your fund produced returns of 2.70% at net asset value and 1.58% at market price for the 6 months ended April 30, 1998. By comparison, the Lehman Brothers Municipal Bond Index posted a return of 2.77% for the same period. Please see pages 8 and 9 for additional performance information.

* FUNDAMENTALS KEEP BALANCE IN MARKET

The first quarter of 1998 has been most notable for its huge incremental supply -- an increase of approximately 70% over the supply brought to market one year ago. Demand for municipal bonds has also risen, keeping balance in this market and being fueled primarily by the bargain prices.

As we ended the fiscal year however, there was anxiety brewing over the sale of the largest bond offering in history. However, The Long Island Power Authority came to market with $3.4 billion of utility bonds and the market seemed to absorb this enormous issue quite well.

* TRANSPORTATION AND UTILITY SECTORS OUTPERFORM

Your fund's significant position in the transportation industry has been bolstered by positive earnings that stem from strong passenger demand and low fuel prices, particularly in the airline sector. Standard & Poor's has raised the credit outlook for both Delta Airlines and American Airlines to positive from stable, reflecting the industry's and each company's good health.

As you probably know, deregulation has hit the utility industry, the last legal monopoly in the United States. The demand for cheaper electricity, combined with new power plant technology and federal legislation, set the stage for the deregulation of utilities several years ago. The same type of restructuring has already occurred in the telephone, natural gas, airline, and trucking industries. With the ensuing increased competition, we are beginning to see lower electricity rates for both homeowners and businesses.

The restructuring of the utility industry has created some dynamic investment opportunities for the fund. For example, one of the fund's utility holdings, Nevada Power, has proposed a merger with Sierra Pacific Resources, which holds a higher credit rating from Moody's and Standard & Poor's. Sierra Pacific has experienced a rapid service territory growth rate and one of the highest growth rates in the United States. This merger should help the lower-rated Nevada Power reduce costs and improve cash flow with the overall impact of enhancing investor security in its bonds.

[GRAPHIC OMITTED: HORIZONTAL BAR CHAET OF TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/Health care         23.3%

Transportation                18.4%

Utilities                     15.2%

Water and sewerage            11.9%

Housing                        5.0%

Footnote reads:
* Based on net assets as of 4/30/98. Holdings will vary over time.

* NEW YORK CITY G.O. BONDS RECEIVE CREDIT UPGRADE

In the last report, we discussed how New York City had been making dramatic progress on its well-publicized fiscal problems. Wall Street's boom, surging employment, and a falling crime rate have contributed to its thriving economy. Although your fund has only a small position in NYC general obligation bonds, the city was recently rewarded for its sound fiscal management with the news of a credit rating increase this spring from Baa1 to A3 by Moody's Investors Service, Inc. -- always good news for bondholders.

* SUSTAINING DIVIDEND WITHIN FLAT YIELD CURVE

Fund management remains focused on sustaining the fund's dividend level in a market in which higher-yielding bonds are steadily called away. As we replace the called bonds, our goal is to acquire bonds with at least four years of call protection to enable us to provide the highest and most durable level of income. This strategy should give the fund some protection even if interest rates continue to stay low or decline further.

Also noteworthy is the unusually flat tax-exempt yield curve. Simply put, the difference between short-term and long-term interest rates is known as the yield curve. Right now the difference between the two is remarkably small, turning the yield curve into a nearly flat line. With the 30-year bond paying only a modest 30 to 40 basis points more than a 10-year bond, investors are not compensated for taking on higher risk. For this reason, we have found the best value (attractive yield with minimal volatility) in the intermediate range of the yield curve -- anywhere from 8 to 15 years.

[GRAPHIC OMITTED: PIE CHART OF PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

Baa -- 19.4%

Aa -- 11.6%

A -- 11.9%

Aaa -- 54.1%

Ba -- 3.0%

Footnote reads:
* As a percentage of portfolio market value on 4/30/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's terminologies and may include unrated bonds considered by Putnam Management to be of comparable quality. Portfolio quality will vary over time.

* INFLATION RATE KEY VARIABLE IN OUTLOOK

While interest rates may remain low, we believe that the inflation rate is the key economic variable to watch in 1998. Because we expect continued U.S. economic growth to be supported by consumer demand, low interest rates, and the wealth effect of a strong equity market, there is the potential for a rise in inflation in the second half of 1998. Consequently, this is not a good time to expose the portfolio to bonds with longer maturities and higher interest-rate risk. We believe that a cautious strategy will produce the best returns in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Investment Grade Municipal Trust III is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/98

                                     Market   Lehman Bros.     Consumer
(common shares)              NAV     price     Muni Bond     Price Index
------------------------------------------------------------------------
6 months                    2.70%     1.58%      2.77%         0.56%
------------------------------------------------------------------------
1 year                      9.66     12.45       9.30          1.44
------------------------------------------------------------------------
Life of fund (11/29/93)    26.39     12.69      30.65         11.45
Annual average              5.44      2.74       6.25          2.49
------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 4/30/98
------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------
Number                                        6
------------------------------------------------------------------------
Income                                     $0.4002
------------------------------------------------------------------------
  Total                                    $0.4002
------------------------------------------------------------------------
Preferred shares Series A (200 shares)
------------------------------------------------------------------------
Income                                     $971.37
------------------------------------------------------------------------
  Total                                    $971.37
------------------------------------------------------------------------
Share value (common shares)             NAV          Market price
------------------------------------------------------------------------
10/31/97                              $13.35           $12.875
------------------------------------------------------------------------
4/30/98                                13.30            12.687
------------------------------------------------------------------------
Current return (common shares)          NAV          Market price
------------------------------------------------------------------------
End of period
------------------------------------------------------------------------
Current dividend rate1                  6.02%            6.31%
------------------------------------------------------------------------
Taxable equivalent2                     9.96            10.45
------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 3/31/98
(most recent calendar quarter)

                                                        Market
(common shares)                         NAV             price
------------------------------------------------------------------------
6 months                                4.24%            3.57%
------------------------------------------------------------------------
1 year                                 11.19            17.03
------------------------------------------------------------------------
Life of fund                           27.06            15.42
Annual average                          5.69             3.37
------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Portfolio of investments owned
April 30, 1998 (Unaudited)

Key to Abbreviations
AMBAC       - AMBAC Indemnity Corporation
FGIC        - Financial Guaranty Insurance Company
FSA         - Financial Security Assurance
G.O. Bonds  - General Obligation Bonds
IFB         - Inverse Floating Rate Bonds
IF COP      - Inverse Floating Rate Certificate of Participation
MBIA        - Municipal Bond Investors Assurance Corporation



MUNICIPAL BONDS AND NOTES (97.9%)(a)
PRINCIPAL AMOUNT                                                                 RATINGS(RAT)           VALUE

Alaska (1.8%)
-------------------------------------------------------------------------------------------------------------
        $   1,000,000  Valdez, Marine Term. Rev. Bonds
                         (Sohio Pipeline), 7 1/8s, 12/1/25                        AA              $ 1,107,500

California (10.0%)
-------------------------------------------------------------------------------------------------------------
            2,500,000  Beverly Hills, Pub. Fin. Auth. Lease Rev. Bonds,
                         MBIA, 5.65s, 6/1/15                                      Aaa               2,612,500
            1,250,000  CA State U. IFB, AMBAC, 8.443s, 11/1/21
                         (acquired 9/2/94, cost $1,339,094) (RES)                 Aaa               1,456,250
            1,500,000  Foothill/Eastern, Trans. Corridor Agcy. Toll Rd.
                         Rev. Bonds, sr. lien, Ser. A, 7s, 1/1/08                 Baa               1,111,875
            1,000,000  San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                         8.498s, 4/23/08 (SEG)                                    Aaa               1,173,750
                                                                                               --------------
                                                                                                    6,354,375

Colorado (13.2%)
-------------------------------------------------------------------------------------------------------------
                       Denver, City & Cnty. Arpt. Rev. Bonds
            2,205,000    Ser. A, 8 3/4s, 11/15/23                                 Baa1              2,532,994
              795,000  Prerefunded, Ser. A, 8 3/4s, 11/15/23                      AAA                 920,213
            1,370,000    Ser. A, 8 1/2s, 11/15/23                                 Baa1              1,517,275
              130,000  Prerefunded, Ser. A, 8 1/2s, 11/15/23                      AAA                 145,275
            1,000,000    Ser. D, 7 3/4s, 11/15/13                                 Baa1              1,250,000
            2,000,000    Ser. A, MBIA, 5 1/2s, 11/15/25                           Aaa               2,020,000
                                                                                               --------------
                                                                                                    8,385,757

Florida (4.8%)
-------------------------------------------------------------------------------------------------------------
                       Broward Cnty., Resource Recvy. Rev. Bonds
              925,000    (SES Broward Cnty., LP South), 7.95s, 12/1/08            A                   999,000
            1,885,000    (Waste-Energy LP North), 7.95s, 12/1/08                  A                 2,035,800
                                                                                               --------------
                                                                                                    3,034,800
Georgia (0.9%)
-------------------------------------------------------------------------------------------------------------
              500,000  GA Med. Ctr. Hosp. Auth. IFB (Columbus Regl.
                         Hlth. Care Syst.), Ser. B, MBIA, 9.307s, 8/1/10          Aaa                 583,750

Illinois (6.5%)
-------------------------------------------------------------------------------------------------------------
            1,760,000  IL Hlth. Fac. Auth. Rev. Bonds (Glenoaks,
                         Med. Ctr.), Ser. D, 9 1/2s, 11/15/15                     Baa1              2,006,400
            2,000,000  Il. Hlth. Fac. Auth. Rev. Bonds (Highland
                         Pk., Hosp.), Ser. A, MBIA, 5 3/4s, 10/1/17               Aaa               2,087,500
                                                                                               --------------
                                                                                                    4,093,900

Indiana (3.4%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  Marion Cnty., Ind. Convention & Rectl. Fac. Auth.
                         Rev. Bonds (Excise Tax Rev. Lease Rental),
                         Ser. A, AMBAC, 7s, 6/1/21                                Aaa               2,167,500

Kansas (4.2%)
-------------------------------------------------------------------------------------------------------------
            2,400,000  Burlington, Poll. Control Rev. Bonds (Kansas
                         Gas & Electric Co.), MBIA, 7s, 6/1/31                    Aaa               2,622,000

Kentucky (1.7%)
-------------------------------------------------------------------------------------------------------------
            1,000,000  Boone Cnty., Poll. Control Rev. Bonds (Dayton,
                         Pwr. & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                Aa3               1,088,750

Louisiana (2.5%)
-------------------------------------------------------------------------------------------------------------
            1,420,000  Beauregard, Parish Rev. Bonds (Boise
                         Cascade Corp.), 7 3/4s, 6/1/21                           Baa3              1,567,325

Maryland (3.2%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  MD State Hlth. & Higher Edl. Fac. Auth. Rev.
                         Bonds (Johns Hopkins U.), 7 1/2s, 7/1/20                 Aa2               2,051,220

Massachusetts (5.4%)
-------------------------------------------------------------------------------------------------------------
              750,000  MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr.
                         of Central MA), Ser. B, AMBAC, 9.92s, 6/23/22            Aaa                 939,375
            1,000,000  MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53,
                          MBIA, 6.15s, 12/1/29                                    Aaa               1,057,500
              830,000  MA State Port Auth. Rev. Bonds, 13s, 7/1/13                Aaa               1,403,735
                                                                                               --------------
                                                                                                    3,400,610

Michigan (1.6%)
-------------------------------------------------------------------------------------------------------------
            1,000,000  MI State Hosp. Fin. Auth. Rev. Bonds (Pontiac
                         Osteopathic Hosp.), Ser. A, 6s, 2/1/24                   Baa               1,023,750
Minnesota (1.6%)
-------------------------------------------------------------------------------------------------------------
              925,000  SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                         Ser. A-9, FSA, 7.1s, 1/1/30                              Aaa               1,030,219

Nevada (1.6%)
-------------------------------------------------------------------------------------------------------------
            1,000,000  Clark Cnty., Indl. Dev. Rev. Bonds (NV Pwr. Co.),
                         Ser. A, 5.9s, 11/1/32                                    BBB-              1,010,000

New Jersey (2.9%)
-------------------------------------------------------------------------------------------------------------
            1,745,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                         (Newcomb Med. Ctr.), Ser. A, 7 7/8s, 7/1/03              Ba3               1,854,063

New York (10.2%)
-------------------------------------------------------------------------------------------------------------
            1,000,000  Metropolitan Trans. Auth. Commuter Fac.
                         Rev. Bonds, Ser. A, MBIA, 5 5/8s, 7/1/27                 Aaa               1,030,000
              725,000  NY City, G.O. Bonds, Ser. B, 7 1/2s, 2/1/06                A3                  802,938
              275,000  Prerefunded, NY City, G.O. Bonds, Ser. B,
                         7 1/2s, 2/1/06                                           A3                  307,656
                       NY City, Muni. Wtr.& Swr. Syst. Fin. Auth.
                         Rev. Bonds
            2,000,000    Ser. C, 7 3/4s, 6/15/20                                  AAA               2,227,500
            1,000,000    Ser. B, 5 3/4s, 6/15/26                                  A2                1,042,500
            1,000,000  NY State Energy Res. & Dev. Auth. Elec. Fac.
                         Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                         Ser. A, 7 1/2s, 1/1/26                                   A1                1,060,000
                                                                                               --------------
                                                                                                    6,470,594

Pennsylvania (3.4%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds,
                         Ser. B, MBIA, 6.7s, 12/1/21                              AAA               2,167,500

Puerto Rico (0.9%)
-------------------------------------------------------------------------------------------------------------
              500,000  PR Elec. Pwr. Auth. IFB, FSA, 8.018s, 7/1/23               Aaa                 574,375

Tennessee (6.7%)
-------------------------------------------------------------------------------------------------------------
            1,000,000  Maury Cnty., Indl. Dev. Board Poll. Control
                         Rev. Bonds (Saturn Corp.), 6 1/2s, 9/1/24                A                 1,096,250
            2,700,000  Metropolitan Govt. Nashville & Davidson
                         Cnty., Tenn. Wtr. & Swr. IFB, AMBAC,
                         9.23s, 1/1/22                                            Aaa               3,111,750
                                                                                               --------------
                                                                                                    4,208,000

Texas (6.7%)
-------------------------------------------------------------------------------------------------------------
            2,400,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                         (St. Luke's Lutheran Hosp.), 7.9s, 5/1/18                AAA/P             2,760,000
            1,250,000  North Central Hlth. Fac. Dev. Corp. IFB
                         (Presbyterian Hlth. Care Syst.), Ser. C, MBIA,
                         10.595s, 6/22/21                                         Aaa               1,462,500
                                                                                               --------------
                                                                                                    4,222,500
Virginia (1.7%)
-------------------------------------------------------------------------------------------------------------
            1,000,000  VA State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
                         7.1s, 1/1/17                                             Aa1               1,053,750

Washington (3.0%)
-------------------------------------------------------------------------------------------------------------
            1,750,000  King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32             Aa1               1,900,938
-------------------------------------------------------------------------------------------------------------
                       Total Investments (cost $59,700,219) (b)                                $   61,973,176
-------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $63,310,004.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(b)   The aggregate identified cost on a tax basis is $59,700,219, resulting in gross unrealized appreciation and depreciation of $37,002,383 and $34,729,426, respectively, or net unrealized appreciation of
      $2,272,957.

(SEG) A portion of these securities was pledged and segregated with the custodian to cover margin requirements for future contracts at April 30, 1998.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 1998 was $1,456,250 or 2.3% of net assets.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at April 30, 1998.

      The fund had the following industry group concentrations greater than 10% at April 30, 1998 (as a percentage of net assets):

               Hospitals/Health care     23.3%
               Transportation            18.4
               Utilities                 15.2
               Water & sewerage          11.9

      The fund had the following insurance concentrations greater than 10% at April 30, 1998 (as a percentage of net assets):

               MBIA      24.7%
               AMBAC     12.1





------------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 1998 (Unaudited)
                                     Aggregate Face   Expiration     Unrealized
                        Total Value       Value          Date       Depreciation
------------------------------------------------------------------------------------

Municipal Bond Index
Future (long)           $6,295,250     $6,348,875        Jun 98       $(53,625)
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1998 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $59,700,219) (Note 1)                                                  $61,973,176
---------------------------------------------------------------------------------------------------
Cash                                                                                        278,800
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       1,429,202
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                              65,000
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                    3,569
---------------------------------------------------------------------------------------------------
Total assets                                                                             63,749,747

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       294,796
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                109,705
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                    4,569
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                7,051
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    347
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       23,275
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           439,743
---------------------------------------------------------------------------------------------------
Net assets                                                                              $63,310,004

Represented by
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares (200 shares issued and
outstanding at $50,000 per share) (Note 4)                                              $10,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)                  55,817,870
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                   (88,214)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (4,638,984)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                2,219,332
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                              $63,310,004

Computation of net asset value
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares -- liquidation preference           $10,000,000
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                   $53,310,004
---------------------------------------------------------------------------------------------------
Net asset value per common share
($53,310,004 divided by 4,007,092 shares)                                                    $13.30
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended April 30,1998 (Unaudited)

Tax exempt interest income:                                                             $1,825,735
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           218,558
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              35,706
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           5,020
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             2,071
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                               2,716
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      2,732
--------------------------------------------------------------------------------------------------
Auditing                                                                                    18,859
--------------------------------------------------------------------------------------------------
Legal                                                                                        2,203
--------------------------------------------------------------------------------------------------
Postage                                                                                        241
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                          877
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                       1,385
--------------------------------------------------------------------------------------------------
Other                                                                                        4,847
--------------------------------------------------------------------------------------------------
Total expenses                                                                             295,215
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (18,664)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               276,551
--------------------------------------------------------------------------------------------------
Net investment income                                                                    1,549,184
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           169,512
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                                     256,507
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period                  (366,244)
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                     59,775
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $1,608,959
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                           April 30         October 31
                                                                                              1998*               1997
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    $1,549,184         $3,458,269
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                     426,019           (110,758)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                              (366,244)         1,548,774
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      1,608,959          4,896,285
----------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                                 (194,273)          (356,863)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares of
$-- and $14,795, respectively)                                                            1,414,686          4,539,422
----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                               (1,603,055)        (3,207,038)
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                    (188,369)         1,332,384

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                      63,498,373         62,165,989
----------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income and undistributed net investment
income of $88,214 and $159,930, respectively)                                           $63,310,004        $63,498,373
----------------------------------------------------------------------------------------------------------------------

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period                                  4,007,092          4,007,092
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of period                                                                               200                200
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                    ended                                                      For the period
Per-share                                        April 30                                                       Nov. 29, 1993+
operating performance                          (Unaudited)                   Year ended October 31              to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                                    $13.35           $13.02           $13.22           $12.36           $14.02(a)
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .39              .86              .82              .90              .85(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                             --              .36             (.13)             .85            (1.69)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .39             1.22              .69             1.75             (.84)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.04)            (.09)            (.09)            (.09)            (.06)(b)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.40)            (.80)            (.80)            (.80)            (.67)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions:                                 (.44)            (.89)            (.89)            (.89)            (.73)
------------------------------------------------------------------------------------------------------------------------------------
Preferred share
offering costs                                         --               --               --               --             (.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                                    $13.30           $13.35           $13.02           $13.22           $12.36
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                                   $12.687          $12.875          $11.875          $11.875          $10.125
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value
(common shares) (%)(d)                               1.58*           15.54             6.89            25.77           (28.60)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                       $63,310          $63,498          $62,166          $62,985          $59,518
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(e)(f)                          .55*            1.30             1.30             1.23              .85 (c)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(e)                         2.54*            5.90             5.59             6.30             5.89 (c)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         12.18*           37.75           123.89           165.21           148.90*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Represents initial net asset value of $14.10 less offering expenses of $0.08. Of these expenses $0.02 are due to a revision of offering expenses on August 31, 1994.

(b) Preferred shares were issued on February 10, 1994. (Note 4)

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period reflect a reduction of $0.02 per share.

(d) Total investment return assumes dividend reinvestment.

(e) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(f) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Notes to financial statements
April 30, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust III, (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of investment grade municipal securities that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair market value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1997, the fund had a capital loss carryover of approximately $4,470,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

                             Loss Carryover         Expiration
                           ----------------     ----------------
                               $1,911,000       October 31, 2002
                                1,863,000       October 31, 2003
                                  452,000       October 31, 2004
                                  244,000       October 31, 2005

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on April 30, 1998 was 3.60%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield to maturity basis.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $27,157. These expenses are being amortized on a straight-line basis over a five-year period.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 1998, fund expenses were reduced by $18,664 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustees fee, of which $390 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended April 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $10,821,888 and $7,540,750, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1998, no such restrictions have been placed on the fund.



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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our website (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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